Filed Pursuant to Rule 497(e)
1933 Act File No. 033-96634
1940 Act File No. 811-09094

Leuthold Funds, Inc.

August 11, 2014

Supplement to the Prospectus dated January 31, 2014

Important Information about the Leuthold Select Industries and Leuthold Global Industries Funds

Leuthold Group, LLC d/b/a Leuthold Weeden Capital Management, the investment adviser to the Leuthold Funds, has agreed to contractually limit total annual fund operating expenses for the Leuthold Select Industries Fund so that total annual fund operating expenses (excluding, among other things, Acquired Fund Fees and Expenses) will not exceed 1.50%, and to contractually limit total annual fund operating expenses for the Leuthold Global Industries Fund so that total annual fund operating expenses will not exceed 1.50% for the Retail Class shares and 1.25% for the Institutional Class shares.

Leuthold Select Industries Fund

To reflect the new expense limitations, (1) the “Annual Fund Operating Expenses” table and accompanying footnote and (2) “Example” under the section “Fees and Expenses of the Fund” in the Prospectus, on page 11, are deleted and replaced with the following:

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees
(fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None
Maximum Deferred Sales Charge (Load)	None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None
Redemption Fee	None
Exchange Fee	None

Annual Fund Operating Expenses
(expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%
Distribution (12b-1) Fees	None
Other Expenses 1	0.66%
Service Fees	0.09%
All Remaining Other Expenses	0.57%
Total Annual Fund Operating Expenses	1.66%
Expense Reimbursement 2	0.16%
Total Annual Fund Operating Expenses After Expense Reimbursement	1.50%

1	“Other Expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2
“Expense Reimbursement” has been restated to reflect the fact that the Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to insure that Net Expenses (excluding, among other things, Acquired Fund Fees and Expenses) do not exceed 1.50% of the average daily net assets of the Fund.  The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days’ prior written notice, but is expected to continue indefinitely.  In any of the following three fiscal years, the Fund’s investment adviser may recover waived fees, but in no event may the Fund’s expenses exceed the expense limitation above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

One Year	Three Years	Five Years	Ten Years
$153	$508	$887	$1,952

Leuthold Global Industries Fund

To reflect the new expense limitations, (1) the “Annual Fund Operating Expenses” table and accompanying footnotes and (2) “Example” under the section “Fees and Expenses of the Fund” in the Prospectus, on page 14, are deleted and replaced with the following:

Fund Fees and Expenses

The table below describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

	Retail (LGINX)		Institutional (LGIIX)
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases	None		None
Maximum Deferred Sales Charge (Load)	None		None
Maximum Deferred Sales Charge (Load) Imposed on Reinvested Dividends and Distributions	None		None
Redemption Fee (as a percentage of amount redeemed within 5 business days of purchase)	2%		2%
Exchange Fee (as a percentage of amount exchanged within 5 business days of purchase)	2%		2%

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	1.00%		1.00%
Distribution (12b-1) Fees	0.25%		None
Other Expenses	0.83	%1	0.83	%1
Acquired Fund Fees and Expenses	0.04	%2	0.04	%2
Total Annual Fund Operating Expenses	2.12%		1.87%
Expense Reimbursement	0.58	%3	0.58	%3
Total Annual Fund Operating Expenses after Expense Reimbursement	1.54%		1.29%
1	“Other Expenses” have been restated from fiscal year amounts to reflect current fees and expenses.
2
Acquired Fund Fees and Expenses are not directly borne by the Fund, and they are not reflected in the Fund’s financial statements, with the result that the information presented in the expense table may differ from that presented in the financial highlights.

3
“Expense Reimbursement” has been restated to reflect the fact that the Fund’s investment adviser has contractually agreed in the investment advisory agreement to waive its advisory fee to the extent necessary to insure that Net Expenses (excluding, among other things, Acquired Fund Fees and Expenses) do not exceed 1.50 % of the average daily net assets of the Fund’s Retail Class shares and 1.25% of the average daily net assets of the Fund’s Institutional Class shares.  The investment advisory agreement may be terminated by the Fund or the Fund’s investment adviser for any reason upon sixty days’ prior written notice, but is expected to continue indefinitely.  In any of the following three fiscal years, the Fund’s investment adviser may recover waived fees, but in no event may the Fund’s expenses exceed the expense limitation above.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of these periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	One Year	Three Years	Five Years	Ten Years
Retail (LGINX)	$157	$608	$1,086	$2,406
Institutional (LGIIX)	$131	$532	$957	$2,143

For Additional Information

You may call (800) 273-6886 with questions or for additional information.

Investment return and principal will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original principal cost.  It is possible to lose money on an investment in the Leuthold Funds.  Before investing, an investor should carefully consider the investment objectives, risks, charges and expenses of the applicable Leuthold Fund and should read the prospectus carefully, which contains this and other information.  The prospectus for the Leuthold Funds is available on the Leuthold Funds’ website at www.leutholdfunds.com, or you can get one by calling (800) 273-6886.

* * *

The date of this Supplement is August 11, 2014.

Please retain this Supplement for future reference.